Exhibit 10.28(a)

AMENDED AND RESTATED SENIOR SECURED PROMISSORY NOTE

Date of Original Issuance: August 7, 2008	$1,348,525

Date of Amendment and Restatement: March 31, 2009

For value received, FIRSTGOLD CORP., a corporation organized under the laws of the State of Delaware (the “Maker”), hereby promises to pay to the order of LAKEWOOD GROUP LLC, with an address of 152 West 57th Street, 4th Floor, New York, NY 10019 (together with its successors, representatives, and assigns, the “Holder”), in accordance with the terms hereinafter provided, the principal amount of One Million Three Hundred Forty-Eight Thousand Five Hundred Twenty-Five Dollars ($1,348,525) hereunder, together with interest and all other obligations outstanding hereunder.

All payments under or pursuant to this Note shall be made in United States Dollars in immediately available funds to the Holder at the address of the Holder first set forth above or at such other place as the Holder may designate from time to time in writing to the Maker or by wire transfer of funds to the Holder’s account, instructions for which are attached hereto as Exhibit A. The outstanding principal balance of this Note shall be due and payable on March 1, 2010 (the “Maturity Date”) or at such earlier time as provided herein.

This Note was originally issued on August 7, 2008 in the original principal amount of $1,348,525 (the “Original Note”). Effective March 31, 2009 (the “Amendment Date”), the terms and provisions of the Original Note are deemed amended and restated as is set forth herein. This Note is issued in exchange for the Original Note and does not discharge the indebtedness evidenced by the Original Note. As of the Amendment Date, the principal amount outstanding under this Note was $1,348,525 and accrued and unpaid interest totaled $88,702.98. As of the Amendment Date, the Maker is in default of its obligations under this Note and other indebtedness of Maker to Holder (the “Existing Defaults”), and amounts hereunder, and under such other indebtedness, bear interest at the default rate set forth below. By acceptance of this Amended and Restated Note, the Holder does not waive any of its rights and remedies under this Note or such other indebtedness with respect to the Existing Defaults, whether arising at law or in equity.

ARTICLE I

Section 1.1    Purchase Agreement. This Note has been executed and delivered pursuant to the Note and Warrant Purchase Agreement, dated as of August 7, 2008 (as amended, the “Purchase Agreement”), by and between the Maker, the Holder (as a Lender) and each other Lender party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

Section 1.2    Interest. The outstanding principal balance of this Note shall bear interest, in arrears, at a rate per annum equal to four percent (4%), payable in cash on the first Business Day of each month following the date of original issuance. Interest shall be computed on the basis of a 360-day year of twelve (12) thirty-day months, shall compound monthly and shall accrue commencing on the date of original issuance. Furthermore, upon the occurrence of an Event of Default (as defined in Section 2.1 hereof), the Maker will pay interest to the Holder, payable on demand, on the outstanding principal balance of the Note and on all unpaid interest from the date of the Event of Default at a per annum rate equal to the lesser of eighteen percent (18%) and the maximum applicable legal rate per annum, calculated based on a 360-day year.

Section 1.3    Payment of Principal; Prepayment.

(a) The principal amount hereof shall be paid in full on the Maturity Date or, if earlier, upon acceleration of this Note in accordance with the terms hereof. Any amount of principal repaid hereunder may not be reborrowed. The Maker may prepay all or any portion of the principal amount of this Note upon not less than three (3) Business Days prior written notice to the Holder, without penalty or premium.

(b) Not later than the fifteenth (15th) day of each calendar month, the Maker shall make a mandatory prepayment to the Holder equal to its Pro Rata Share of forty percent (40%) of the Maker’s Free Cash Flow in and for the preceding calendar month; provided, however, that commencing with the payment to be made in December, 2008 and continuing in each month thereafter, such monthly payment shall be equal to the Holder’s Pro Rata Share of the greater of (i) forty percent (40%) of the Maker’s Free Cash Flow in the preceding calendar month, and (ii) $400,000. Each such payment shall be accompanied by financial calculations of such prior month’s Free Cash Flow certified as being complete and correct by the Maker’s president or chief financial officer, in such detail and with such supporting financial documents as the Collateral Agent (as defined below) may require. Each such mandatory prepayment shall be applied first to any interest, fee or expense obligation hereunder which is then due and unpaid and then on account of the principal balance hereof. Prepayments applied to principal shall be made against the principal balance of this Note and of all other outstanding Notes issued under the Purchase Agreement on a pro-rata basis. For the purposes hereof, “Free Cash Flow” shall mean (in and for each period for which such calculation is made, all in accordance with GAAP) the Maker’s gross revenue from its operations at the Relief Canyon Mine less direct operating costs from such mining operations and less taxes resulting from such revenues.

Section 1.4    Security Documents. The obligations of the Maker hereunder are secured by a continuing security interest in substantially all of the assets of the Maker pursuant to the terms of a Security Agreement, dated August 7, 2008, by and between the Maker and the Collateral Agent, a Deed or Deeds of Trust, and other collateral documents. For the purposes hereof, the term “Collateral Agent” shall have the meaning given thereto in the Security Agreement.

Section 1.5    Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment shall be due on the next succeeding Business Day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

Section 1.6    Transfer. This Note may be transferred or sold, and may also be pledged, hypothecated or otherwise granted as security, by the Holder; provided, however, that any transfer or sale of this Note must be in compliance with any applicable securities laws.

Section 1.7    Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof) and a standard indemnity, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

Section 1.8    Use of Proceeds. The Maker shall use the proceeds of this Note as set forth in the Purchase Agreement.

ARTICLE II

EVENTS OF DEFAULT; REMEDIES

Section 2.1    Events of Default. The occurrence of any of the following events shall be an “Event of Default” under this Note:

(a)    any default in respect of any payment of the principal amount, interest or any other monetary obligation under this Note, as and when the same shall be due and payable (whether on the Maturity Date or by acceleration or otherwise) or within three (3) days thereafter; or

(b)    the Maker shall fail to observe or perform any other condition, covenant or agreement contained in this Note, which failure is not cured within five (5) Business Days after the Maker’s receipt of notice of such failure; or

(c)    the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed on at least one of the OTC Bulletin Board, the American Stock Exchange, the Nasdaq Capital Markets, the Nasdaq Global Market, the Nasdaq Global Select Market or The New York Stock Exchange, Inc. for a period of five (5) consecutive Trading Days, such a suspension to only constitute an Event of Default if the Holder provides the Maker written notification that it deems such suspension to be an Event of Default; or

(d)    the Maker shall default in the performance or observance of (i) any undertaking, covenant, condition or agreement contained in the Purchase Agreement or any other Transaction Document and such default is not fully cured within five (5) Business Days after the Maker’s receipt of notice of such default; or

(e)    any representation or warranty made by the Maker herein or in the Purchase Agreement or any other Transaction Document shall prove to have been false or incorrect or breached in a material respect on the date as of which made; or

(f)    any failure by Maker to cure within five (5) Business Days after the Maker’s receipt of notice of (A) a default in any payment of any amount or amounts of principal of or interest on any Indebtedness of the Maker (other than the Indebtedness hereunder) the aggregate principal amount of which Indebtedness is in excess of $50,000 or (B) a default in the observance or performance of any other agreement or condition relating to any Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Indebtedness to cause with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

(g)    the Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (vi) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same, or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

(h)    a proceeding or case shall be commenced in respect of the Maker, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of the Maker or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of thirty (30) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against the Maker or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Maker and shall continue undismissed, or unstayed and in effect for a period of thirty (30) days; or

(i)    any default or event of default, or event that, with the passage of time or giving of notice or both would constitute a default or event of default, shall have occurred under any mining lease or mining rights or claims agreement to which Maker is now or at any time hereafter a party or any such agreement is terminated by any of the parties thereto; or

(j)    a judgment or judgments in the aggregate amount exceeding $25,000 is/are entered against the Maker and not dismissed or discharged within twenty (20) days following the entry thereof; or

(k)    Maker shall cease to actively conduct its business operations for a period of five (5) consecutive Business Days; or

(l)    any material portion of the properties or assets of the Maker is seized by any governmental authority; or

(m)    the Maker is indicted for the commission of any criminal activity; or

(n)    closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted; or

(o)    the Maker’s notice to the Holder, including, by way of public announcement, at any time, of its inability to comply or its intention not to comply with proper requests for conversion of the Conversion Amount into shares of Common Stock as set forth herein or its failure to timely deliver shares of Common Stock upon conversion of the Conversion Amount; or

(p)    the failure of the Maker to instruct its transfer agent to remove any legends from the Conversion Shares eligible to be sold under Rule 144 of the Securities Act and issue such unlegended certificates to the Holder within four (4) business days of the receipt of Holder’s Conversion Notice so long as the Holder has provided reasonable assurances to the Maker that such shares of Common Stock can be sold pursuant to Rule 144.

Section 2.2    Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Collateral Agent may at any time at its option (a) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, plus fees and expenses, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that upon the occurrence of an Event of Default described in Sections 2.1 (g) or (h) above, the outstanding principal balance and accrued interest hereunder, plus fees and expenses, shall be immediately and automatically due and payable, and/or (b) exercise or otherwise enforce any one or more of the Holder’s rights, powers, privileges, remedies and interests as well as its own rights, powers and remedies under this Note, the Purchase Agreement, the Security Agreement or other Transaction Document or applicable law. No course of delay on the part of the Collateral Agent or the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Collateral Agent or the Holder. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise. Upon and after an Event of Default, this Note shall bear interest at the default rate set forth in Section 1.2 hereof.

ARTICLE IIA

CONVERSION; ANTIDILUTION; PREPAYMENT

Section 2A.1    Conversion Option. At any time and from time to time on or after the Amendment Date, the Conversion Amount shall be convertible (in whole or in part, subject to the limitations set forth herein), at the option of the Holder (the “Conversion Option”), into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (x) that portion of the Conversion Amount that the Holder elects to convert by (y) the Conversion Price (as defined in Section 2A.2 hereof) then in effect on the date on which the Holder faxes a notice of conversion (the “Conversion Notice”), duly executed, to the Maker (facsimile number: (530) 677-7626, Attn.: Chief Financial Officer) (the “Conversion Date”), provided, however, that the Conversion Price shall be subject to adjustment as described below. With respect to partial conversions of this Note, the Maker shall keep written records of the amount of this Note converted as of each Conversion Date.

Notwithstanding anything to the contrary contained herein, (i) not more than $800,000 of principal and/or accrued and unpaid interest on this Note shall be convertible pursuant to a conversion under this Section 2A.1 without the Maker’s express written consent (the “Conversion Amount”), (ii) until April 30, 2009, conversions by the Holder hereunder shall be deemed to be conversions of accrued and unpaid interest under this Note, as the same exists and to the extent counsel for the Maker delivers an opinion satisfactory to the Holder as to the free transferability of such conversion shares pursuant to Rule 144; thereafter, any conversion shall be deemed to be a conversion of the principal amount hereunder; and (iii) if no default or Event of Default exists hereunder or under any other indebtedness of the Maker to the Holder, upon the Maker’s written notice to the Holder, the Maker may suspend the convertibility of this Note for so long as no such default or Event of Default exists (provided, that, (i) the Maker shall be obligated to honor all conversion notices delivered prior to such notice from the Maker and (ii) if a default or an Event of Default after such suspension occurs, such suspension shall end and this Note shall thereafter be convertible as set forth herein).

Section 2A.2    Conversion Price. The term “Conversion Price” shall mean $0.145, subject to adjustment under Section 2A.5 hereof.

Section 2A.3    Mechanics of Conversion.

(a)    Not later than four (4) Trading Days after receipt of a Conversion Notice, the Maker or its designated transfer agent, as applicable, shall issue and deliver to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) as specified in the Conversion Notice, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. In the alternative, not later than four (4) Trading Days after receipt of a Conversion Notice, the Maker shall deliver to the applicable Holder by express courier a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 5.1 of the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of this Note (the “Delivery Date”). Notwithstanding the foregoing to the contrary, the Maker or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on the Holder’s behalf via DWAC (or certificates free of restrictive legends) if such conversion is in connection with a sale and the Holder has complied with the applicable prospectus delivery requirements (as evidenced by documentation furnished to and reasonably satisfactory to the Maker) or such shares may be sold pursuant to Rule 144. If in the case of any Conversion Notice such certificate or certificates are not delivered to or as directed by the Holder by the Delivery Date, the Holder shall be entitled by written notice to the Maker at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Maker shall immediately return this Note tendered for conversion, whereupon the Maker and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice of revocation, except that any amounts described in Sections 2A.3(b) and (c) shall be payable through the date notice of rescission is given to the Maker.

(b)    The Maker understands that a delay in the delivery of the Conversion Shares beyond the Delivery Date could result in economic loss to the Holder. If the Maker fails to deliver to the Holder such shares via DWAC (or, if applicable, certificates) by the Delivery Date, the Maker shall pay to such Holder, in cash, an amount per Trading Day for each Trading Day until such shares are delivered via DWAC or certificates are delivered (if applicable), together with interest on such amount at a rate of 10% per annum, accruing until such amount and any accrued interest thereon is paid in full, equal to the greater of (A) (i) 1% of the aggregate principal amount of the Notes requested to be converted for the first five (5) Trading Days after the Delivery Date and (ii) 2% of the aggregate principal amount of the Note requested to be converted for each Trading Day thereafter and (B) $2,000 per day (which amount shall be paid as liquidated damages and not as a penalty). Nothing herein shall limit the Holder’s right to pursue actual damages for the Maker’s failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief). Notwithstanding anything to the contrary contained herein, the Holder shall be entitled to withdraw a Conversion Notice, and upon such withdrawal the Maker shall not be obligated to pay the liquidated damages accrued in accordance with this Section 2A.3(b).

(c)    In addition to any other rights available to the Holder, if the Maker fails to cause its transfer agent to transmit via DWAC or transmit to the Holder a certificate or certificates representing the Conversion Shares on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Maker shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Conversion Shares that the Maker was required to deliver to the Holder in connection with the conversion at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Note and equivalent number of shares of Common Stock for which such conversion was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Maker timely complied with its conversion and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Maker shall be required to pay the Holder $1,000. The Holder shall provide the Maker written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Maker. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Maker’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.

Section 2A.4    Ownership Cap and Certain Conversion Restrictions.

(a)    Notwithstanding anything to the contrary set forth in this Note, at no time may all or a portion of this Note be converted if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by the Holder at such time, the number of shares of Common Stock which would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) more than 4.99% of all of the Common Stock outstanding at such time; provided, however, that upon the Holder providing the Maker with sixty-one (61) days notice (pursuant to Section 3.1 hereof) (the “Waiver Notice”) that the Holder would like to waive this Section 2A.4(a) with regard to any or all shares of Common Stock issuable upon conversion of this Note, this Section 2A.4(a) will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice.

(b)    Notwithstanding anything to the contrary set forth in this Note, at no time may all or a portion of this Note be converted if the number of shares of Common Stock to be issued pursuant to such conversion, when aggregated with all other shares of Common Stock owned by the Holder at such time, would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time. The provisions of this Section 2A.4(b) may not be amended or waived by the Holder or the Maker.

(c)    Any Conversion Notice delivered in connection herewith shall be deemed to be a representation by the Holder that such conversion complies with the provisions of this Section 2A.4.

Section 2A.5    Adjustment of Conversion Price.

(a)    Until the Note has been paid in full or the Conversion Amount has been converted in full, the Conversion Price shall be subject to adjustment from time to time as follows (but shall not be increased, other than pursuant to Section 2A.5(a)(i) hereof):

(i)    Adjustments for Stock Splits and Combinations. If the Maker shall at any time or from time to time after the Amendment Date, effect a stock split of the outstanding Common Stock, the applicable Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Maker shall at any time or from time to time after the Amendment Date, combine the outstanding shares of Common Stock (e.g., a “reverse stock split”), the applicable Conversion Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this Section 2A.5(a)(i) shall be effective at the close of business on the date the stock split or combination occurs.

(ii)    Adjustments for Certain Dividends and Distributions. If the Maker shall at any time or from time to time after the Amendment Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the applicable Conversion Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, the applicable Conversion Price then in effect by a fraction:

(1)    the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

(2)    the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

(iii)    Adjustment for Other Dividends and Distributions. If the Maker shall at any time or from time to time after the Amendment Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of this Note shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Maker or other issuer (as applicable) which they would have received had the convertible portion of this Note been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 2A.5(a)(iii) with respect to the rights of the Holder of this Note; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

(iv)    Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of this Note at any time or from time to time after the Amendment Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 2A.5(a)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 2A.5(a)(v)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such Note might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(v)    Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Amendment Date there shall be a capital reorganization of the Maker (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 2A.5(a)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 2A.5(a)(iv)), or a merger or consolidation of the Maker with or into another Person where the holders of outstanding voting securities prior to such merger or consolidation do not own over fifty percent (50%) of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Maker’s properties or assets to any other Person (an “Organic Change”), then as a part of such Organic Change, (A) if the surviving entity in any such Organic Change is a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national exchange or the OTC Bulletin Board, an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert the convertible portion of this Note into the kind and amount of shares of stock and other securities or property of the Maker or any successor corporation resulting from Organic Change, and (B) if the surviving entity in any such Organic Change is not a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, or its common stock is not listed or quoted on a national exchange or the OTC Bulletin Board, the Holder shall have the right to demand prepayment pursuant to Section 2A.6(b) hereof.

In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2A.5(a)(v) with respect to the rights of the Holder after the Organic Change to the end that the provisions of this Section 2A.5(a)(v) (including any adjustment in the applicable Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of this Note and the Other Notes) shall be applied after that event in as nearly an equivalent manner as may be practicable. References herein to “Other Notes” shall mean and refer to any other convertible promissory note issued by the Maker to the Holder or Platinum Long Term Growth, LLC.

(b)    Record Date. In case the Maker shall establish a record date for the purpose of entitling the holders of its Common Stock to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

(c)    [Reserved].

(d)    No Impairment. The Maker shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Maker, but will at all times in good faith, assist in the carrying out of all the provisions of this Section 2A.5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holder against impairment. In the event a Holder shall elect to convert the convertible portion of this Note as provided herein, the Maker cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, or notice, restraining and or enjoining conversion of all or any of the Note shall have issued and the Maker shall allocate for the benefit of such Holder in an amount equal to one hundred thirty percent (130%) of the amount of the shares the Holder has elected to convert, which allocation shall remain in effect until the completion of arbitration/litigation of the dispute.

(e)    Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of Conversion Shares issuable upon conversion of this Note pursuant to this Section 2A.5, the Maker at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Maker shall, upon written request of the Holder, at any time, furnish or cause to be furnished to the Holder a like certificate setting forth such adjustments and readjustments, the applicable Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of this Note. Notwithstanding the foregoing, the Maker shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent (1%) of such adjusted amount.

(f)    Issue Taxes. The Maker shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of Conversion Shares pursuant thereto; provided, however, that the Maker shall not be obligated to pay any transfer taxes resulting from any transfer requested by the Holder in connection with any such conversion.

(g)    Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Maker shall pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Conversion Date.

(h)    Reservation of Common Stock. The Maker shall at all times when this Note shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note and all interest accrued thereon; provided that the number of shares of Common Stock so reserved shall at no time be less than one hundred twenty percent (120%) of the number of shares of Common Stock for which this Note and all interest accrued thereon are at any time convertible. The Maker shall, from time to time in accordance with Delaware law, increase the authorized number of shares of Common Stock if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Maker’s obligations under this Section 2A.5(h).

(i)    Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of this Note or any interest accrued thereon require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Maker shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

Section 2A.6    Prepayment.

(a)    [Reserved].

(b)    Prepayment Option Upon Major Transaction. In addition to all other rights of the Holder contained herein, simultaneous with the occurrence of a Major Transaction (as defined below), the Holder shall have the right, at the Holder’s option, to require the Maker to prepay all or a portion of the Holder’s Notes in cash at a price equal to the sum of (i) the greater of (A) one hundred percent (100%) of the aggregate principal amount of this Note plus all accrued and unpaid interest and (B) in the event at such time the Holder is unable to obtain the benefit of its conversion rights through the conversion of this Note and resale of the shares of Common Stock issuable upon conversion hereof in accordance with the terms of this Note and the other Transaction Documents, the aggregate principal amount of this Note plus all accrued but unpaid interest hereon, divided by the Conversion Price on (x) the date the Prepayment Price (as defined below) is demanded or otherwise due or (y) the date the Major Transaction Prepayment Price is paid in full, whichever is less, multiplied by the VWAP on (x) the date the Major Transaction Prepayment Price is demanded or otherwise due, and (y) the date the Major Transaction Prepayment Price is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Note and the other Transaction Documents (the “Major Transaction Prepayment Price”).

(c)    Prepayment Option Upon Triggering Event. In addition to all other rights of the Holder contained herein, after a Triggering Event (as defined below), the Holder shall have the right, at the Holder’s option, to require the Maker to prepay all or a portion of this Note in cash at a price equal to the sum of (i) the greater of (A) one hundred percent (100%) of the aggregate principal amount of this Note plus all accrued and unpaid interest and (B) the aggregate principal amount of this Note plus all accrued but unpaid interest hereon, divided by the Conversion Price on (x) the date the Prepayment Price (as defined below) is demanded or otherwise due or (y) the date the Prepayment Price is paid in full, whichever is less, multiplied by the VWAP on (x) the date the Prepayment Price is demanded or otherwise due, and (y) the date the Prepayment Price is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Note and the other Transaction Documents (the “Triggering Event Prepayment Price,” and, collectively with the Major Transaction Prepayment Price, the “Prepayment Price”).

(d)    “Major Transaction.” A “Major Transaction” shall be deemed to have occurred at such time as any of the following events:

(i)    the consolidation, merger or other business combination of the Maker with or into another Person (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Maker or (B) a consolidation, merger or other business combination in which the Maker is the surviving entity and the holders of the Maker’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities).

(ii)    the sale or transfer of more than fifty percent (50%) of the Maker’s assets (based on the fair market value as determined in good faith by the Maker’s Board of Directors) other than inventory in the ordinary course of business in one or a related series of transactions; or

(iii)    closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted.

(e)    “Triggering Event.” A “Triggering Event” shall be deemed to have occurred at such time as the occurrence of any of the following events:

(i)    the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed on at least one of the OTC Bulletin Board, the Toronto Stock Exchange, the American Stock Exchange, the Nasdaq Capital Markets, the Nasdaq Global Market, the Nasdaq Global Select Market or The New York Stock Exchange, Inc. for a period of five (5) consecutive Trading Days;

(ii)    the Maker’s notice to any holder of the Notes, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 2A.7) or its intention not to comply with proper requests for conversion of any Notes into shares of Common Stock; or

(iii)    the Maker deregisters its shares of Common Stock and as a result such shares of Common Stock are no longer publicly traded; or

(iv)    the Maker consummates a “going private” transaction and as a result the Common Stock is no longer registered under Sections 12(b) or 12(g) of the Exchange Act; or

(v)    the Maker shall fail to comply with Section 3.11(d) of this Note.

(f)    Mechanics of Prepayment at Option of Holder Upon Major Transaction. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Major Transaction”) to the Holder of this Note. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least ten (10) days prior to a Major Transaction, at any time within ten (10) days prior to a Major Transaction), any holder of the Notes then outstanding may require the Maker to prepay, effective immediately prior to the consummation of such Major Transaction, all of the holder’s Notes then outstanding by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Major Transaction”) to the Maker, which Notice of Prepayment at Option of Holder Upon Major Transaction shall indicate (i) the principal amount of the Notes that such holder is electing to have prepaid and (ii) the applicable Major Transaction Prepayment Price, as calculated pursuant to Section 2A.6(b) above.

(g)    Mechanics of Prepayment at Option of Holder Upon Triggering Event. Within one (1) business day after the occurrence of a Triggering Event, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Triggering Event”) to each holder of the Notes. At any time after the earlier of a holder’s receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event, any holder of this Note and the Other Notes then outstanding may require the Maker to prepay all of the Notes on a pro rata basis by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Triggering Event”) to the Maker, which Notice of Prepayment at Option of Holder Upon Triggering Event shall indicate (i) the amount of the Note that such holder is electing to have prepaid and (ii) the applicable Triggering Event Prepayment Price, as calculated pursuant to Section 2A.6(c) above.

A holder shall only be permitted to require the Maker to prepay the Note pursuant to Section 2A.6 hereof for the greater of a period of ten (10) days after receipt by such holder of a Notice of Triggering Event or for so long as such Triggering Event is continuing.

(h)    Payment of Prepayment Price. Upon the Maker’s receipt of a Notice(s) of Prepayment at Option of Holder Upon Triggering Event or a Notice(s) of Prepayment at Option of Holder Upon Major Transaction from any holder of the Notes, the Maker shall immediately notify each holder of the Notes by facsimile of the Maker’s receipt of such Notice(s) of Prepayment at Option of Holder Upon Triggering Event or Notice(s) of Prepayment at Option of Holder Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the Maker such holder’s certificates representing the Notes which such holder has elected to have prepaid. The Maker shall deliver the applicable Triggering Event Prepayment Price, in the case of a prepayment pursuant to Section 2A.6(g), to such holder within five (5) business days after the Maker’s receipt of a Notice of Prepayment at Option of Holder Upon Triggering Event and, in the case of a prepayment pursuant to Section 2A.6(f), the Maker shall deliver the applicable Major Transaction Prepayment Price immediately prior to the consummation of the Major Transaction; provided that a holder’s original Note shall have been so delivered to the Maker; provided further that if the Maker is unable to prepay all of the Notes to be prepaid, the Maker shall prepay an amount from each holder of the Notes being prepaid equal to such holder’s pro-rata amount (based on the number of Notes and Other Notes held by such holder relative to the number of Notes and Other Notes outstanding) of all Notes being prepaid. If the Maker shall fail to prepay all of the Notes submitted for prepayment (other than pursuant to a dispute as to the arithmetic calculation of the Prepayment Price), in addition to any remedy such holder of the Notes may have under this Note and the Purchase Agreement, the applicable Prepayment Price payable in respect of such Notes not prepaid shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full. Until the Maker pays such unpaid applicable Prepayment Price in full to a holder of the Notes submitted for prepayment, such holder shall have the option (the “Void Optional Prepayment Option”) to, in lieu of prepayment, require the Maker to promptly return to such holder(s) all of the Notes that were submitted for prepayment by such holder(s) under this Section 2A.6 and for which the applicable Prepayment Price has not been paid, by sending written notice thereof to the Maker via facsimile (the “Void Optional Prepayment Notice”). Upon the Maker’s receipt of such Void Optional Prepayment Notice(s) and prior to payment of the full applicable Prepayment Price to such holder, (i) the Notice(s) of Prepayment at Option of Holder Upon Triggering Event or the Notice(s) of Prepayment at Option of Holder Upon Major Transaction, as the case may be, shall be null and void with respect to those Notes submitted for prepayment and for which the applicable Prepayment Price has not been paid, and (ii) the Maker shall immediately return any Notes submitted to the Maker by each holder for prepayment under this Section 2A.6(h) and for which the applicable Prepayment Price has not been paid. A holder’s delivery of a Void Optional Prepayment Notice and exercise of its rights following such notice shall not effect the Maker’s obligations to make any payments which have accrued prior to the date of such notice. Payments provided for in this Section 2A.6 shall have priority to payments to other stockholders in connection with a Major Transaction.

Section 2A.7    Inability to Fully Convert.

(a)    Holder’s Option if Maker Cannot Fully Convert. If, upon the Maker’s receipt of a Conversion Notice, the Maker cannot issue shares of Common Stock for any reason, including, without limitation, because the Maker (x) does not have a sufficient number of shares of Common Stock authorized and available, or (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Maker or any of its securities from issuing all of the Common Stock which is to be issued to the Holder pursuant to a Conversion Notice, then the Maker shall issue as many shares of Common Stock as it is able to issue in accordance with the Holder’s Conversion Notice and, with respect to the unconverted portion of this Note that is entitled to be converted, the Holder, solely at Holder’s option (in addition to its other remedies hereunder), can elect to:

(i)    If the Maker’s inability to honor any conversion fully is pursuant to Section 2A.7(a)(x) or (y) above, require the Maker to prepay that portion of this Note for which the Maker is unable to issue Common Stock in accordance with the Holder’s Conversion Notice (the “Mandatory Prepayment”) at a price per share equal to the Triggering Event Prepayment Price as of such Conversion Date (the “Mandatory Prepayment Price”);

(ii)    void its Conversion Notice and retain or have returned, as the case may be, this Note that was to be converted pursuant to the Conversion Notice (provided that the Holder’s voiding its Conversion Notice shall not effect the Maker’s obligations to make any payments which have accrued prior to the date of such notice);

(iii)    exercise its Buy-In rights pursuant to and in accordance with the terms and provisions of Section 2A.3(c) of this Note.

In the event a Holder shall elect to convert any portion of its Notes as provided herein, the Maker cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, on notice, restraining and/or enjoining conversion of all or of said Notes shall have been issued and the Maker shall allocate for the benefit of such Holder in an amount equal to 130% of the amount of the shares the Holder has elected to convert, which allocation shall remain in effect until the completion of arbitration/litigation of the dispute.

(b)    Mechanics of Fulfilling Holder’s Election. The Maker shall immediately send via facsimile to the Holder, upon receipt of a facsimile copy of a Conversion Notice from the Holder which cannot be fully satisfied as described in Section 2A.7(a) above, a notice of the Maker’s inability to fully satisfy the Conversion Notice (the “Inability to Fully Convert Notice”). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Maker is unable to fully satisfy such holder’s Conversion Notice, (ii) the amount of this Note which cannot be converted and (iii) the applicable Mandatory Prepayment Price. The Holder shall notify the Maker of its election pursuant to Section 2A.7(a) above by delivering written notice via facsimile to the Maker (“Notice in Response to Inability to Convert”).

(c)    Payment of Prepayment Price. If the Holder shall elect to have its Notes prepaid pursuant to Section 2A.7(a)(i) above, the Maker shall pay the Mandatory Prepayment Price to the Holder within thirty (30) days of the Maker’s receipt of the Holder’s Notice in Response to Inability to Convert, provided that prior to the Maker’s receipt of the Holder’s Notice in Response to Inability to Convert the Maker has not delivered a notice to the Holder stating, to the satisfaction of the Holder, that the event or condition resulting in the Mandatory Prepayment has been cured and all Conversion Shares issuable to the Holder can and will be delivered to the Holder in accordance with the terms of this Note. If the Maker shall fail to pay the applicable Mandatory Prepayment Price to the Holder on the date that is thirty (30) days following the Maker’s receipt of the Holder’s Notice in Response to Inability to Convert (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Prepayment Price), in addition to any remedy the Holder may have under this Note and the Purchase Agreement, such unpaid amount shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full. Until the full Mandatory Prepayment Price is paid in full to the Holder, the Holder may (i) void the Mandatory Prepayment with respect to that portion of the Note for which the full Mandatory Prepayment Price has not been paid, and (ii) receive back such Note.

(d)    Pro-rata Conversion and Prepayment. In the event the Maker receives a Conversion Notice from more than one holder of the Notes on the same day and the Maker can convert and prepay some, but not all, of the Notes pursuant to this Section 2A.7, the Maker shall convert and prepay from each holder of the Notes electing to have its Notes converted and prepaid at such time an amount equal to such holder’s pro-rata amount (based on the principal amount of the Notes held by such holder relative to the principal amount of the Notes and any Other Notes outstanding) of all the Notes being converted and prepaid at such time.

Section 2A.8    No Rights as Shareholder. Nothing contained in this Note shall be construed as conferring upon the Holder, prior to the conversion of this Amended and Restated Note, the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Maker or of any other matter, or any other rights as a shareholder of the Maker.

ARTICLE III

MISCELLANEOUS

Section 3.1    Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, telecopy or facsimile at the address or number designated in the Purchase Agreement (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

Section 3.2    Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

Section 3.3    Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

Section 3.4    Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder’s right to pursue actual damages for any failure by the Maker to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Maker (or the performance thereof). The Maker acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate. Therefore the Maker agrees that, in the event of any such breach or threatened breach, the Collateral Agent (on behalf of the Holder) shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

Section 3.5    Enforcement Expenses. The Maker agrees to pay all costs and expenses incurred from time to time by the Holder with respect to any modification, consent or waiver of the provisions of this Note or the Transaction Documents and any enforcement of this Note and the Transaction Documents, including, without limitation, reasonable attorneys’ fees and expenses.

Section 3.6    Amendments. This Note may not be modified or amended in any manner except in writing executed by the Maker and the Holder.

Section 3.7    Compliance with Securities Laws. The Holder of this Note acknowledges that this Note is being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note except in accordance with applicable law.

Section 3.8    Consent to Jurisdiction. Each of the Maker and the Holder (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

Each of the Maker and the Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 3.8 shall affect or limit any right to serve process in any other manner permitted by law. Each of the Maker and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Note shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

Section 3.9    Binding Effect. This Note shall be binding upon, inure to the benefit of and be enforceable by the Maker, the Holder and their respective successors and permitted assigns. The Maker shall not delegate or transfer this Note or any obligations or undertakings contained in this Note.

Section 3.10    Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

Section 3.11    Maker Waivers; Dispute Resolution.

(a)    Except as otherwise specifically provided herein, the Maker and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands’ and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Maker liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

(b)    No delay or omission on the part of the Collateral Agent or the Holder in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Collateral Agent or the Holder, nor shall any waiver by the Collateral Agent or the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

(c)    THE MAKER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

(d)    In the case of a dispute as to the determination of the Closing Bid Price or the VWAP or the arithmetic calculation of the Conversion Price, any adjustment to the Conversion Price, liquidated damages amount, interest or dividend calculation, or any redemption price, redemption amount, adjusted Conversion Price, or similar calculation, or as to whether a subsequent issuance of securities is prohibited hereunder or would lead to an adjustment to the Conversion Price, the Maker shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt, or deemed receipt, of the Conversion Notice, any redemption notice, default notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Maker are unable to agree upon such determination or calculation within two (2) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Maker shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Closing Price or the VWAP to an independent, reputable investment bank selected by the Maker and approved by the Holder, which approval shall not be unreasonably withheld, (b) the disputed arithmetic calculation of the Conversion Price, adjusted Conversion Price or any redemption price, redemption amount or default amount to the Maker’s independent, outside accountant or (c) the disputed facts regarding whether a subsequent issuance of securities is prohibited hereunder or would lead to an adjustment to the Conversion Price (or any of the other above described facts not expressly designated to the investment bank or accountant), to an expert attorney from a nationally recognized outside law firm (having at least 100 attorneys and having with no prior relationship with the Maker) selected by the Maker and approved by the Lead Purchaser as defined in the Purchase Agreement). The Maker, at the Maker’s expense, shall cause the investment bank, the accountant, the law firm, or other expert, as the case may be, to perform the determinations or calculations and notify the Maker and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s, accountant’s or attorney’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

Section 3.12    Definitions. Terms used herein and not defined shall have the meanings set forth in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” (whether or not capitalized) shall mean any day banking transactions can be conducted in New York City, NY, USA and does not include any day which is a federal or state holiday in such location.

“Closing Bid Price” shall mean, on any particular date (i) the last trading price per share of the Common Stock on such date on the OTC Bulletin Board or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the last trading price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not then listed or traded on a registered national securities exchange or quoted on the OTC Bulletin Board, then the average of the “Pink Sheet” quotes for the relevant conversion period, as determined in good faith by the Holder, or (iii) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Holder and reasonably acceptable to the Maker.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Trading Day” means (a) a day on which the Common Stock is traded on the OTC Bulletin Board or a registered national securities exchange, or (b) if the Common Stock is not traded on the OTC Bulletin Board or a registered national securities exchange, a day on which the Common Stock is quoted in the over‑the‑counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Transaction Documents” means this Note, the Purchase Agreement, the Security Agreement, any Deed of Trust and all other security documents or related agreements now or hereafter entered into in connection with and/or as security for this Note and all amendments and supplements thereto and replacements thereof and any other Transaction Document (as that term is defined in the Purchase Agreement).

“VWAP” means, for any date, (i) the daily volume weighted average price of the Common Stock for such date on the OTC Bulletin Board as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Maker.

[Signature appears on following page]

IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed by its duly authorized officer as of the date first above indicated.

FIRSTGOLD CORP.

By:	/s/ Stephen Akerfeldt
Name:	Stephen Akerfeldt
Title:	CEO

EXHIBIT A

WIRE INSTRUCTIONS

Wire instructions for Lakewood Group LLC:

Capital One Bank

ABA# 021407912

Account Name: Centurion Credit Group Master Fund, LP

Account Number: 7017207363

AMENDED AND RESTATED SENIOR SECURED PROMISSORY NOTE

Date of Original Issuance: August 7, 2008	$5,394,100

Date of Amendment and Restatement: March 31, 2009

For value received, FIRSTGOLD CORP., a corporation organized under the laws of the State of Delaware (the “Maker”), hereby promises to pay to the order of PLATINUM LONG TERM GROWTH, LLC, with an address of 152 West 57th Street, 4th Floor, New York, NY 10019 (together with its successors, representatives, and assigns, the “Holder”), in accordance with the terms hereinafter provided, the principal amount of Five Million Three Hundred Ninety-Four Thousand One Hundred Dollars ($5,394,100) hereunder, together with interest and all other obligations outstanding hereunder.

All payments under or pursuant to this Note shall be made in United States Dollars in immediately available funds to the Holder at the address of the Holder first set forth above or at such other place as the Holder may designate from time to time in writing to the Maker or by wire transfer of funds to the Holder’s account, instructions for which are attached hereto as Exhibit A. The outstanding principal balance of this Note shall be due and payable on March 1, 2010 (the “Maturity Date”) or at such earlier time as provided herein.

This Note was originally issued on August 7, 2008 in the original principal amount of $5,394,100 (the “Original Note”). Effective March 31, 2009 (the “Amendment Date”), the terms and provisions of the Original Note are deemed amended and restated as is set forth herein. This Note is issued in exchange for the Original Note and does not discharge the indebtedness evidenced by the Original Note. As of the Amendment Date, the principal amount outstanding under this Note was $5,394,100 and accrued and unpaid interest totaled $354,811.93. As of the Amendment Date, the Maker is in default of its obligations under this Note and other indebtedness of Maker to Holder (the “Existing Defaults”), and amounts hereunder, and under such other indebtedness, bear interest at the default rate set forth below. By acceptance of this Amended and Restated Note, the Holder does not waive any of its rights and remedies under this Note or such other indebtedness with respect to the Existing Defaults, whether arising at law or in equity.

ARTICLE I

Section 1.1    Purchase Agreement. This Note has been executed and delivered pursuant to the Note and Warrant Purchase Agreement, dated as of August 7, 2008 (as amended, the “Purchase Agreement”), by and between the Maker, the Holder (as a Lender) and each other Lender party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

Section 1.2    Interest. The outstanding principal balance of this Note shall bear interest, in arrears, at a rate per annum equal to four percent (4%), payable in cash on the first Business Day of each month following the date of original issuance. Interest shall be computed on the basis of a 360-day year of twelve (12) thirty-day months, shall compound monthly and shall accrue commencing on the date of original issuance. Furthermore, upon the occurrence of an Event of Default (as defined in Section 2.1 hereof), the Maker will pay interest to the Holder, payable on demand, on the outstanding principal balance of the Note and on all unpaid interest from the date of the Event of Default at a per annum rate equal to the lesser of eighteen percent (18%) and the maximum applicable legal rate per annum, calculated based on a 360-day year.

Section 1.3    Payment of Principal; Prepayment.

(a)    The principal amount hereof shall be paid in full on the Maturity Date or, if earlier, upon acceleration of this Note in accordance with the terms hereof. Any amount of principal repaid hereunder may not be reborrowed. The Maker may prepay all or any portion of the principal amount of this Note upon not less than three (3) Business Days prior written notice to the Holder, without penalty or premium.

(b)    Not later than the fifteenth (15th) day of each calendar month, the Maker shall make a mandatory prepayment to the Holder equal to its Pro Rata Share of forty percent (40%) of the Maker’s Free Cash Flow in and for the preceding calendar month; provided, however, that commencing with the payment to be made in December, 2008 and continuing in each month thereafter, such monthly payment shall be equal to the Holder’s Pro Rata Share of the greater of (i) forty percent (40%) of the Maker’s Free Cash Flow in the preceding calendar month, and (ii) $400,000. Each such payment shall be accompanied by financial calculations of such prior month’s Free Cash Flow certified as being complete and correct by the Maker’s president or chief financial officer, in such detail and with such supporting financial documents as the Collateral Agent (as defined below) may require. Each such mandatory prepayment shall be applied first to any interest, fee or expense obligation hereunder which is then due and unpaid and then on account of the principal balance hereof. Prepayments applied to principal shall be made against the principal balance of this Note and of all other outstanding Notes issued under the Purchase Agreement on a pro-rata basis. For the purposes hereof, “Free Cash Flow” shall mean (in and for each period for which such calculation is made, all in accordance with GAAP) the Maker’s gross revenue from its operations at the Relief Canyon Mine less direct operating costs from such mining operations and less taxes resulting from such revenues.

Section 1.4    Security Documents. The obligations of the Maker hereunder are secured by a continuing security interest in substantially all of the assets of the Maker pursuant to the terms of a Security Agreement, dated August 7, 2008, by and between the Maker and the Collateral Agent, a Deed or Deeds of Trust, and other collateral documents. For the purposes hereof, the term “Collateral Agent” shall have the meaning given thereto in the Security Agreement.

Section 1.5    Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment shall be due on the next succeeding Business Day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

Section 1.6    Transfer. This Note may be transferred or sold, and may also be pledged, hypothecated or otherwise granted as security, by the Holder; provided, however, that any transfer or sale of this Note must be in compliance with any applicable securities laws.

Section 1.7    Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof) and a standard indemnity, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

Section 1.8    Use of Proceeds. The Maker shall use the proceeds of this Note as set forth in the Purchase Agreement.

ARTICLE II

EVENTS OF DEFAULT; REMEDIES

Section 2.1    Events of Default. The occurrence of any of the following events shall be an “Event of Default” under this Note:

(a)    any default in respect of any payment of the principal amount, interest or any other monetary obligation under this Note, as and when the same shall be due and payable (whether on the Maturity Date or by acceleration or otherwise) or within three (3) days thereafter; or

(b)    the Maker shall fail to observe or perform any other condition, covenant or agreement contained in this Note, which failure is not cured within five (5) Business Days after the Maker’s receipt of notice of such failure; or

(c)    the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed on at least one of the OTC Bulletin Board, the American Stock Exchange, the Nasdaq Capital Markets, the Nasdaq Global Market, the Nasdaq Global Select Market or The New York Stock Exchange, Inc. for a period of five (5) consecutive Trading Days, such a suspension to only constitute an Event of Default if the Holder provides the Maker written notification that it deems such suspension to be an Event of Default; or

(d)    the Maker shall default in the performance or observance of (i) any undertaking, covenant, condition or agreement contained in the Purchase Agreement or any other Transaction Document and such default is not fully cured within five (5) Business Days after the Maker’s receipt of notice of such default; or

(e)    any representation or warranty made by the Maker herein or in the Purchase Agreement or any other Transaction Document shall prove to have been false or incorrect or breached in a material respect on the date as of which made; or

(f)    any failure by Maker to cure within five (5) Business Days after the Maker’s receipt of notice of (A) a default in any payment of any amount or amounts of principal of or interest on any Indebtedness of the Maker (other than the Indebtedness hereunder) the aggregate principal amount of which Indebtedness is in excess of $50,000 or (B) a default in the observance or performance of any other agreement or condition relating to any Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Indebtedness to cause with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

(g)    the Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (vi) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same, or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

(h)    a proceeding or case shall be commenced in respect of the Maker, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of the Maker or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of thirty (30) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against the Maker or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Maker and shall continue undismissed, or unstayed and in effect for a period of thirty (30) days; or

(i)    any default or event of default, or event that, with the passage of time or giving of notice or both would constitute a default or event of default, shall have occurred under any mining lease or mining rights or claims agreement to which Maker is now or at any time hereafter a party or any such agreement is terminated by any of the parties thereto; or

(j)    a judgment or judgments in the aggregate amount exceeding $25,000 is/are entered against the Maker and not dismissed or discharged within twenty (20) days following the entry thereof; or

(k)    Maker shall cease to actively conduct its business operations for a period of five (5) consecutive Business Days; or

(l)    any material portion of the properties or assets of the Maker is seized by any governmental authority; or

(m)    the Maker is indicted for the commission of any criminal activity; or

(n)    closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted; or

(o)    the Maker’s notice to the Holder, including, by way of public announcement, at any time, of its inability to comply or its intention not to comply with proper requests for conversion of the Conversion Amount into shares of Common Stock as set forth herein or its failure to timely deliver shares of Common Stock upon conversion of the Conversion Amount; or

(p)    the failure of the Maker to instruct its transfer agent to remove any legends from the Conversion Shares eligible to be sold under Rule 144 of the Securities Act and issue such unlegended certificates to the Holder within four (4) business days of the receipt of Holder’s Conversion Notice so long as the Holder has provided reasonable assurances to the Maker that such shares of Common Stock can be sold pursuant to Rule 144.

Section 2.2    Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Collateral Agent may at any time at its option (a) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, plus fees and expenses, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that upon the occurrence of an Event of Default described in Sections 2.1 (g) or (h) above, the outstanding principal balance and accrued interest hereunder, plus fees and expenses, shall be immediately and automatically due and payable, and/or (b) exercise or otherwise enforce any one or more of the Holder’s rights, powers, privileges, remedies and interests as well as its own rights, powers and remedies under this Note, the Purchase Agreement, the Security Agreement or other Transaction Document or applicable law. No course of delay on the part of the Collateral Agent or the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Collateral Agent or the Holder. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise. Upon and after an Event of Default, this Note shall bear interest at the default rate set forth in Section 1.2 hereof.

ARTICLE IIA

CONVERSION; ANTIDILUTION; PREPAYMENT

Section 2A.1    Conversion Option. At any time and from time to time on or after the Amendment Date, the Conversion Amount shall be convertible (in whole or in part, subject to the limitations set forth herein), at the option of the Holder (the “Conversion Option”), into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (x) that portion of the Conversion Amount that the Holder elects to convert by (y) the Conversion Price (as defined in Section 2A.2 hereof) then in effect on the date on which the Holder faxes a notice of conversion (the “Conversion Notice”), duly executed, to the Maker (facsimile number: (530) 677-7626, Attn.: Chief Financial Officer) (the “Conversion Date”), provided, however, that the Conversion Price shall be subject to adjustment as described below. With respect to partial conversions of this Note, the Maker shall keep written records of the amount of this Note converted as of each Conversion Date.

Notwithstanding anything to the contrary contained herein, (i) not more than $3,200,000 of principal and/or accrued and unpaid interest on this Note shall be convertible pursuant to a conversion under this Section 2A.1 without the Maker’s express written consent (the “Conversion Amount”), (ii) until April 30, 2009, conversions by the Holder hereunder shall be deemed to be conversions of accrued and unpaid interest under this Note, as the same exists and to the extent counsel for the Maker delivers an opinion satisfactory to the Holder as to the free transferability of such conversion shares pursuant to Rule 144; thereafter, any conversion shall be deemed to be a conversion of the principal amount hereunder and (iii) if no default or Event of Default exists hereunder or under any other indebtedness of the Maker to the Holder, upon the Maker’s written notice to the Holder, the Maker may suspend the convertibility of this Note for so long as no such default or Event of Default exists (provided, that, (i) the Maker shall be obligated to honor all conversion notices delivered prior to such notice from the Maker and (ii) if a default or an Event of Default after such suspension occurs, such suspension shall end and this Note shall thereafter be convertible as set forth herein).

Section 2A.2    Conversion Price. The term “Conversion Price” shall mean $0.145, subject to adjustment under Section 2A.5 hereof.

Section 2A.3    Mechanics of Conversion.

(a)    Not later than four (4) Trading Days after receipt of a Conversion Notice, the Maker or its designated transfer agent, as applicable, shall issue and deliver to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) as specified in the Conversion Notice, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. In the alternative, not later than four (4) Trading Days after receipt of a Conversion Notice, the Maker shall deliver to the applicable Holder by express courier a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 5.1 of the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of this Note (the “Delivery Date”). Notwithstanding the foregoing to the contrary, the Maker or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on the Holder’s behalf via DWAC (or certificates free of restrictive legends) if such conversion is in connection with a sale and the Holder has complied with the applicable prospectus delivery requirements (as evidenced by documentation furnished to and reasonably satisfactory to the Maker) or such shares may be sold pursuant to Rule 144. If in the case of any Conversion Notice such certificate or certificates are not delivered to or as directed by the Holder by the Delivery Date, the Holder shall be entitled by written notice to the Maker at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Maker shall immediately return this Note tendered for conversion, whereupon the Maker and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice of revocation, except that any amounts described in Sections 2A.3(b) and (c) shall be payable through the date notice of rescission is given to the Maker.

(b)    The Maker understands that a delay in the delivery of the Conversion Shares beyond the Delivery Date could result in economic loss to the Holder. If the Maker fails to deliver to the Holder such shares via DWAC (or, if applicable, certificates) by the Delivery Date, the Maker shall pay to such Holder, in cash, an amount per Trading Day for each Trading Day until such shares are delivered via DWAC or certificates are delivered (if applicable), together with interest on such amount at a rate of 10% per annum, accruing until such amount and any accrued interest thereon is paid in full, equal to the greater of (A) (i) 1% of the aggregate principal amount of the Notes requested to be converted for the first five (5) Trading Days after the Delivery Date and (ii) 2% of the aggregate principal amount of the Note requested to be converted for each Trading Day thereafter and (B) $2,000 per day (which amount shall be paid as liquidated damages and not as a penalty). Nothing herein shall limit the Holder’s right to pursue actual damages for the Maker’s failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief). Notwithstanding anything to the contrary contained herein, the Holder shall be entitled to withdraw a Conversion Notice, and upon such withdrawal the Maker shall not be obligated to pay the liquidated damages accrued in accordance with this Section 2A.3(b).

(c)    In addition to any other rights available to the Holder, if the Maker fails to cause its transfer agent to transmit via DWAC or transmit to the Holder a certificate or certificates representing the Conversion Shares on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Maker shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Conversion Shares that the Maker was required to deliver to the Holder in connection with the conversion at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Note and equivalent number of shares of Common Stock for which such conversion was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Maker timely complied with its conversion and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Maker shall be required to pay the Holder $1,000. The Holder shall provide the Maker written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Maker. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Maker’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.

Section 2A.4    Ownership Cap and Certain Conversion Restrictions.

(a)    Notwithstanding anything to the contrary set forth in this Note, at no time may all or a portion of this Note be converted if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by the Holder at such time, the number of shares of Common Stock which would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) more than 4.99% of all of the Common Stock outstanding at such time; provided, however, that upon the Holder providing the Maker with sixty-one (61) days notice (pursuant to Section 3.1 hereof) (the “Waiver Notice”) that the Holder would like to waive this Section 2A.4(a) with regard to any or all shares of Common Stock issuable upon conversion of this Note, this Section 2A.4(a) will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice.

(b)    Notwithstanding anything to the contrary set forth in this Note, at no time may all or a portion of this Note be converted if the number of shares of Common Stock to be issued pursuant to such conversion, when aggregated with all other shares of Common Stock owned by the Holder at such time, would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time. The provisions of this Section 2A.4(b) may not be amended or waived by the Holder or the Maker.

(c)    Any Conversion Notice delivered in connection herewith shall be deemed to be a representation by the Holder that such conversion complies with the provisions of this Section 2A.4.

Section 2A.5    Adjustment of Conversion Price.

(a)    Until the Note has been paid in full or the Conversion Amount has been converted in full, the Conversion Price shall be subject to adjustment from time to time as follows (but shall not be increased, other than pursuant to Section 2A.5(a)(i) hereof):

(i)    Adjustments for Stock Splits and Combinations. If the Maker shall at any time or from time to time after the Amendment Date, effect a stock split of the outstanding Common Stock, the applicable Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Maker shall at any time or from time to time after the Amendment Date, combine the outstanding shares of Common Stock (e.g., a “reverse stock split”), the applicable Conversion Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this Section 2A.5(a)(i) shall be effective at the close of business on the date the stock split or combination occurs.

(ii)    Adjustments for Certain Dividends and Distributions. If the Maker shall at any time or from time to time after the Amendment Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the applicable Conversion Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, the applicable Conversion Price then in effect by a fraction:

(1)    the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

(2)    the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

(iii)    Adjustment for Other Dividends and Distributions. If the Maker shall at any time or from time to time after the Amendment Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of this Note shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Maker or other issuer (as applicable) which they would have received had the convertible portion of this Note been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 2A.5(a)(iii) with respect to the rights of the Holder of this Note; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

(iv)    Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of this Note at any time or from time to time after the Amendment Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 2A.5(a)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 2A.5(a)(v)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such Note might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(v)    Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Amendment Date there shall be a capital reorganization of the Maker (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 2A.5(a)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 2A.5(a)(iv)), or a merger or consolidation of the Maker with or into another Person where the holders of outstanding voting securities prior to such merger or consolidation do not own over fifty percent (50%) of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Maker’s properties or assets to any other Person (an “Organic Change”), then as a part of such Organic Change,

(A) if the surviving entity in any such Organic Change is a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national exchange or the OTC Bulletin Board, an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert the convertible portion of this Note into the kind and amount of shares of stock and other securities or property of the Maker or any successor corporation resulting from Organic Change, and (B) if the surviving entity in any such Organic Change is not a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, or its common stock is not listed or quoted on a national exchange or the OTC Bulletin Board, the Holder shall have the right to demand prepayment pursuant to Section 2A.6(b) hereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2A.5(a)(v) with respect to the rights of the Holder after the Organic Change to the end that the provisions of this Section 2A.5(a)(v) (including any adjustment in the applicable Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of this Note and the Other Notes) shall be applied after that event in as nearly an equivalent manner as may be practicable. References herein to “Other Notes” shall mean and refer to any other convertible promissory note issued by the Maker to the Holder or Lakewood Group, LLC.

(b)    Record Date. In case the Maker shall establish a record date for the purpose of entitling the holders of its Common Stock to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

(c)    [Reserved].

(d)    No Impairment. The Maker shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Maker, but will at all times in good faith, assist in the carrying out of all the provisions of this Section 2A.5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holder against impairment. In the event a Holder shall elect to convert the convertible portion of this Note as provided herein, the Maker cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, or notice, restraining and or enjoining conversion of all or any of the Note shall have issued and the Maker shall allocate for the benefit of such Holder in an amount equal to one hundred thirty percent (130%) of the amount of the shares the Holder has elected to convert, which allocation shall remain in effect until the completion of arbitration/litigation of the dispute.

(e)    Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of Conversion Shares issuable upon conversion of this Note pursuant to this Section 2A.5, the Maker at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Maker shall, upon written request of the Holder, at any time, furnish or cause to be furnished to the Holder a like certificate setting forth such adjustments and readjustments, the applicable Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of this Note. Notwithstanding the foregoing, the Maker shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent (1%) of such adjusted amount.

(f)    Issue Taxes. The Maker shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of Conversion Shares pursuant thereto; provided, however, that the Maker shall not be obligated to pay any transfer taxes resulting from any transfer requested by the Holder in connection with any such conversion.

(g)    Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Maker shall pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Conversion Date.

(h)    Reservation of Common Stock. The Maker shall at all times when this Note shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note and all interest accrued thereon; provided that the number of shares of Common Stock so reserved shall at no time be less than one hundred twenty percent (120%) of the number of shares of Common Stock for which this Note and all interest accrued thereon are at any time convertible. The Maker shall, from time to time in accordance with Delaware law, increase the authorized number of shares of Common Stock if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Maker’s obligations under this Section 2A.5(h).

(i)    Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of this Note or any interest accrued thereon require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Maker shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

Section 2A.6    Prepayment.

(a)    [Reserved].

(b)    Prepayment Option Upon Major Transaction. In addition to all other rights of the Holder contained herein, simultaneous with the occurrence of a Major Transaction (as defined below), the Holder shall have the right, at the Holder’s option, to require the Maker to prepay all or a portion of the Holder’s Notes in cash at a price equal to the sum of (i) the greater of (A) one hundred percent (100%) of the aggregate principal amount of this Note plus all accrued and unpaid interest and (B) in the event at such time the Holder is unable to obtain the benefit of its conversion rights through the conversion of this Note and resale of the shares of Common Stock issuable upon conversion hereof in accordance with the terms of this Note and the other Transaction Documents, the aggregate principal amount of this Note plus all accrued but unpaid interest hereon, divided by the Conversion Price on (x) the date the Prepayment Price (as defined below) is demanded or otherwise due or (y) the date the Major Transaction Prepayment Price is paid in full, whichever is less, multiplied by the VWAP on (x) the date the Major Transaction Prepayment Price is demanded or otherwise due, and (y) the date the Major Transaction Prepayment Price is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Note and the other Transaction Documents (the “Major Transaction Prepayment Price”).

(c)    Prepayment Option Upon Triggering Event. In addition to all other rights of the Holder contained herein, after a Triggering Event (as defined below), the Holder shall have the right, at the Holder’s option, to require the Maker to prepay all or a portion of this Note in cash at a price equal to the sum of (i) the greater of (A) one hundred percent (100%) of the aggregate principal amount of this Note plus all accrued and unpaid interest and (B) the aggregate principal amount of this Note plus all accrued but unpaid interest hereon, divided by the Conversion Price on (x) the date the Prepayment Price (as defined below) is demanded or otherwise due or (y) the date the Prepayment Price is paid in full, whichever is less, multiplied by the VWAP on (x) the date the Prepayment Price is demanded or otherwise due, and (y) the date the Prepayment Price is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Note and the other Transaction Documents (the “Triggering Event Prepayment Price,” and, collectively with the Major Transaction Prepayment Price, the “Prepayment Price”).

(d)    “Major Transaction.” A “Major Transaction” shall be deemed to have occurred at such time as any of the following events:

(i)    the consolidation, merger or other business combination of the Maker with or into another Person (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Maker or (B) a consolidation, merger or other business combination in which the Maker is the surviving entity and the holders of the Maker’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities).

(ii)    the sale or transfer of more than fifty percent (50%) of the Maker’s assets (based on the fair market value as determined in good faith by the Maker’s Board of Directors) other than inventory in the ordinary course of business in one or a related series of transactions; or

(iii)    closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted.

(e)    “Triggering Event.” A “Triggering Event” shall be deemed to have occurred at such time as the occurrence of any of the following events:

(i)    the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed on at least one of the OTC Bulletin Board, the Toronto Stock Exchange, the American Stock Exchange, the Nasdaq Capital Markets, the Nasdaq Global Market, the Nasdaq Global Select Market or The New York Stock Exchange, Inc. for a period of five (5) consecutive Trading Days;

(ii)    the Maker’s notice to any holder of the Notes, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 2A.7) or its intention not to comply with proper requests for conversion of any Notes into shares of Common Stock; or

(iii)    the Maker deregisters its shares of Common Stock and as a result such shares of Common Stock are no longer publicly traded; or

(iv)    the Maker consummates a “going private” transaction and as a result the Common Stock is no longer registered under Sections 12(b) or 12(g) of the Exchange Act; or

(v)    the Maker shall fail to comply with Section 3.11(d) of this Note.

(f)    Mechanics of Prepayment at Option of Holder Upon Major Transaction. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Major Transaction”) to the Holder of this Note. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least ten (10) days prior to a Major Transaction, at any time within ten (10) days prior to a Major Transaction), any holder of the Notes then outstanding may require the Maker to prepay, effective immediately prior to the consummation of such Major Transaction, all of the holder’s Notes then outstanding by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Major Transaction”) to the Maker, which Notice of Prepayment at Option of Holder Upon Major Transaction shall indicate (i) the principal amount of the Notes that such holder is electing to have prepaid and (ii) the applicable Major Transaction Prepayment Price, as calculated pursuant to Section 2A.6(b) above.

(g)    Mechanics of Prepayment at Option of Holder Upon Triggering Event. Within one (1) business day after the occurrence of a Triggering Event, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Triggering Event”) to each holder of the Notes. At any time after the earlier of a holder’s receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event, any holder of this Note and the Other Notes then outstanding may require the Maker to prepay all of the Notes on a pro rata basis by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Triggering Event”) to the Maker, which Notice of Prepayment at Option of Holder Upon Triggering Event shall indicate (i) the amount of the Note that such holder is electing to have prepaid and (ii) the applicable Triggering Event Prepayment Price, as calculated pursuant to Section 2A.6(c) above.

A holder shall only be permitted to require the Maker to prepay the Note pursuant to Section 2A.6 hereof for the greater of a period of ten (10) days after receipt by such holder of a Notice of Triggering Event or for so long as such Triggering Event is continuing.

(h)    Payment of Prepayment Price. Upon the Maker’s receipt of a Notice(s) of Prepayment at Option of Holder Upon Triggering Event or a Notice(s) of Prepayment at Option of Holder Upon Major Transaction from any holder of the Notes, the Maker shall immediately notify each holder of the Notes by facsimile of the Maker’s receipt of such Notice(s) of Prepayment at Option of Holder Upon Triggering Event or Notice(s) of Prepayment at Option of Holder Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the Maker such holder’s certificates representing the Notes which such holder has elected to have prepaid. The Maker shall deliver the applicable Triggering Event Prepayment Price, in the case of a prepayment pursuant to Section 2A.6(g), to such holder within five (5) business days after the Maker’s receipt of a Notice of Prepayment at Option of Holder Upon Triggering Event and, in the case of a prepayment pursuant to Section 2A.6(f), the Maker shall deliver the applicable Major Transaction Prepayment Price immediately prior to the consummation of the Major Transaction; provided that a holder’s original Note shall have been so delivered to the Maker; provided further that if the Maker is unable to prepay all of the Notes to be prepaid, the Maker shall prepay an amount from each holder of the Notes being prepaid equal to such holder’s pro-rata amount (based on the number of Notes and Other Notes held by such holder relative to the number of Notes and Other Notes outstanding) of all Notes being prepaid. If the Maker shall fail to prepay all of the Notes submitted for prepayment (other than pursuant to a dispute as to the arithmetic calculation of the Prepayment Price), in addition to any remedy such holder of the Notes may have under this Note and the Purchase Agreement, the applicable Prepayment Price payable in respect of such Notes not prepaid shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full. Until the Maker pays such unpaid applicable Prepayment Price in full to a holder of the Notes submitted for prepayment, such holder shall have the option (the “Void Optional Prepayment Option”) to, in lieu of prepayment, require the Maker to promptly return to such holder(s) all of the Notes that were submitted for prepayment by such holder(s) under this Section 2A.6 and for which the applicable Prepayment Price has not been paid, by sending written notice thereof to the Maker via facsimile (the “Void Optional Prepayment Notice”). Upon the Maker’s receipt of such Void Optional Prepayment Notice(s) and prior to payment of the full applicable Prepayment Price to such holder, (i) the Notice(s) of Prepayment at Option of Holder Upon Triggering Event or the Notice(s) of Prepayment at Option of Holder Upon Major Transaction, as the case may be, shall be null and void with respect to those Notes submitted for prepayment and for which the applicable Prepayment Price has not been paid, and (ii) the Maker shall immediately return any Notes submitted to the Maker by each holder for prepayment under this Section 2A.6(h) and for which the applicable Prepayment Price has not been paid. A holder’s delivery of a Void Optional Prepayment Notice and exercise of its rights following such notice shall not effect the Maker’s obligations to make any payments which have accrued prior to the date of such notice. Payments provided for in this Section 2A.6 shall have priority to payments to other stockholders in connection with a Major Transaction.

Section 2A.7    Inability to Fully Convert.

(a)    Holder’s Option if Maker Cannot Fully Convert. If, upon the Maker’s receipt of a Conversion Notice, the Maker cannot issue shares of Common Stock for any reason, including, without limitation, because the Maker (x) does not have a sufficient number of shares of Common Stock authorized and available, or (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Maker or any of its securities from issuing all of the Common Stock which is to be issued to the Holder pursuant to a Conversion Notice, then the Maker shall issue as many shares of Common Stock as it is able to issue in accordance with the Holder’s Conversion Notice and, with respect to the unconverted portion of this Note that is entitled to be converted, the Holder, solely at Holder’s option (in addition to its other remedies hereunder), can elect to:

(i)    If the Maker’s inability to honor any conversion fully is pursuant to Section 2A.7(a)(x) or (y) above, require the Maker to prepay that portion of this Note for which the Maker is unable to issue Common Stock in accordance with the Holder’s Conversion Notice (the “Mandatory Prepayment”) at a price per share equal to the Triggering Event Prepayment Price as of such Conversion Date (the “Mandatory Prepayment Price”);

(ii)    void its Conversion Notice and retain or have returned, as the case may be, this Note that was to be converted pursuant to the Conversion Notice (provided that the Holder’s voiding its Conversion Notice shall not effect the Maker’s obligations to make any payments which have accrued prior to the date of such notice);

(iii)    exercise its Buy-In rights pursuant to and in accordance with the terms and provisions of Section 2A.3(c) of this Note.

In the event a Holder shall elect to convert any portion of its Notes as provided herein, the Maker cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, on notice, restraining and/or enjoining conversion of all or of said Notes shall have been issued and the Maker shall allocate for the benefit of such Holder in an amount equal to 130% of the amount of the shares the Holder has elected to convert, which allocation shall remain in effect until the completion of arbitration/litigation of the dispute.

(b)    Mechanics of Fulfilling Holder’s Election. The Maker shall immediately send via facsimile to the Holder, upon receipt of a facsimile copy of a Conversion Notice from the Holder which cannot be fully satisfied as described in Section 2A.7(a) above, a notice of the Maker’s inability to fully satisfy the Conversion Notice (the “Inability to Fully Convert Notice”). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Maker is unable to fully satisfy such holder’s Conversion Notice, (ii) the amount of this Note which cannot be converted and (iii) the applicable Mandatory Prepayment Price. The Holder shall notify the Maker of its election pursuant to Section 2A.7(a) above by delivering written notice via facsimile to the Maker (“Notice in Response to Inability to Convert”).

(c)    Payment of Prepayment Price. If the Holder shall elect to have its Notes prepaid pursuant to Section 2A.7(a)(i) above, the Maker shall pay the Mandatory Prepayment Price to the Holder within thirty (30) days of the Maker’s receipt of the Holder’s Notice in Response to Inability to Convert, provided that prior to the Maker’s receipt of the Holder’s Notice in Response to Inability to Convert the Maker has not delivered a notice to the Holder stating, to the satisfaction of the Holder, that the event or condition resulting in the Mandatory Prepayment has been cured and all Conversion Shares issuable to the Holder can and will be delivered to the Holder in accordance with the terms of this Note. If the Maker shall fail to pay the applicable Mandatory Prepayment Price to the Holder on the date that is thirty (30) days following the Maker’s receipt of the Holder’s Notice in Response to Inability to Convert (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Prepayment Price), in addition to any remedy the Holder may have under this Note and the Purchase Agreement, such unpaid amount shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full. Until the full Mandatory Prepayment Price is paid in full to the Holder, the Holder may (i) void the Mandatory Prepayment with respect to that portion of the Note for which the full Mandatory Prepayment Price has not been paid, and (ii) receive back such Note.

(d)    Pro-rata Conversion and Prepayment. In the event the Maker receives a Conversion Notice from more than one holder of the Notes on the same day and the Maker can convert and prepay some, but not all, of the Notes pursuant to this Section 2A.7, the Maker shall convert and prepay from each holder of the Notes electing to have its Notes converted and prepaid at such time an amount equal to such holder’s pro-rata amount (based on the principal amount of the Notes held by such holder relative to the principal amount of the Notes and any Other Notes outstanding) of all the Notes being converted and prepaid at such time.

Section 2A.8    No Rights as Shareholder. Nothing contained in this Note shall be construed as conferring upon the Holder, prior to the conversion of this Amended and Restated Note, the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Maker or of any other matter, or any other rights as a shareholder of the Maker.

ARTICLE III

MISCELLANEOUS

Section 3.1    Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, telecopy or facsimile at the address or number designated in the Purchase Agreement (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

Section 3.2    Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

Section 3.3    Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

Section 3.4    Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder’s right to pursue actual damages for any failure by the Maker to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Maker (or the performance thereof). The Maker acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate. Therefore the Maker agrees that, in the event of any such breach or threatened breach, the Collateral Agent (on behalf of the Holder) shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

Section 3.5    Enforcement Expenses. The Maker agrees to pay all costs and expenses incurred from time to time by the Holder with respect to any modification, consent or waiver of the provisions of this Note or the Transaction Documents and any enforcement of this Note and the Transaction Documents, including, without limitation, reasonable attorneys’ fees and expenses.

Section 3.6    Amendments. This Note may not be modified or amended in any manner except in writing executed by the Maker and the Holder.

Section 3.7    Compliance with Securities Laws. The Holder of this Note acknowledges that this Note is being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note except in accordance with applicable law.

Section 3.8    Consent to Jurisdiction. Each of the Maker and the Holder (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

Each of the Maker and the Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 3.8 shall affect or limit any right to serve process in any other manner permitted by law. Each of the Maker and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Note shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

Section 3.9    Binding Effect. This Note shall be binding upon, inure to the benefit of and be enforceable by the Maker, the Holder and their respective successors and permitted assigns. The Maker shall not delegate or transfer this Note or any obligations or undertakings contained in this Note.

Section 3.10    Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

Section 3.11    Maker Waivers; Dispute Resolution.

(a)    Except as otherwise specifically provided herein, the Maker and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands’ and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Maker liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

(b)    No delay or omission on the part of the Collateral Agent or the Holder in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Collateral Agent or the Holder, nor shall any waiver by the Collateral Agent or the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

(c)    THE MAKER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

(d)    In the case of a dispute as to the determination of the Closing Bid Price or the VWAP or the arithmetic calculation of the Conversion Price, any adjustment to the Conversion Price, liquidated damages amount, interest or dividend calculation, or any redemption price, redemption amount, adjusted Conversion Price, or similar calculation, or as to whether a subsequent issuance of securities is prohibited hereunder or would lead to an adjustment to the Conversion Price, the Maker shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt, or deemed receipt, of the Conversion Notice, any redemption notice, default notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Maker are unable to agree upon such determination or calculation within two (2) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Maker shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Closing Price or the VWAP to an independent, reputable investment bank selected by the Maker and approved by the Holder, which approval shall not be unreasonably withheld, (b) the disputed arithmetic calculation of the Conversion Price, adjusted Conversion Price or any redemption price, redemption amount or default amount to the Maker’s independent, outside accountant or (c) the disputed facts regarding whether a subsequent issuance of securities is prohibited hereunder or would lead to an adjustment to the Conversion Price (or any of the other above described facts not expressly designated to the investment bank or accountant), to an expert attorney from a nationally recognized outside law firm (having at least 100 attorneys and having with no prior relationship with the Maker) selected by the Maker and approved by the Lead Purchaser as defined in the Purchase Agreement). The Maker, at the Maker’s expense, shall cause the investment bank, the accountant, the law firm, or other expert, as the case may be, to perform the determinations or calculations and notify the Maker and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s, accountant’s or attorney’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

Section 3.12    Definitions. Terms used herein and not defined shall have the meanings set forth in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” (whether or not capitalized) shall mean any day banking transactions can be conducted in New York City, NY, USA and does not include any day which is a federal or state holiday in such location.

“Closing Bid Price” shall mean, on any particular date (i) the last trading price per share of the Common Stock on such date on the OTC Bulletin Board or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the last trading price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not then listed or traded on a registered national securities exchange or quoted on the OTC Bulletin Board, then the average of the “Pink Sheet” quotes for the relevant conversion period, as determined in good faith by the Holder, or (iii) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Holder and reasonably acceptable to the Maker.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Trading Day” means (a) a day on which the Common Stock is traded on the OTC Bulletin Board or a registered national securities exchange, or (b) if the Common Stock is not traded on the OTC Bulletin Board or a registered national securities exchange, a day on which the Common Stock is quoted in the over‑the‑counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Transaction Documents” means this Note, the Purchase Agreement, the Security Agreement, any Deed of Trust and all other security documents or related agreements now or hereafter entered into in connection with and/or as security for this Note and all amendments and supplements thereto and replacements thereof and any other Transaction Document (as that term is defined in the Purchase Agreement).

“VWAP” means, for any date, (i) the daily volume weighted average price of the Common Stock for such date on the OTC Bulletin Board as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Maker.

[Signature appears on following page]

IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed by its duly authorized officer as of the date first above indicated.

FIRSTGOLD CORP.

By:	/s/ Stephen Akerfeldt
Name:	Stephen Akerfeldt
Title:	CEO

EXHIBIT A

WIRE INSTRUCTIONS

Wire instructions for Platinum Long Term Growth, LLC:

Commerce Bank

ABA# 026013673

Account Name: Platinum Long Term Growth, LLC

Account Number: 7926319356